ASTOR WEISS KAPLAN & MANDEL, LLP
                                ATTORNEYS AT LAW
                             200 SOUTH BROAD STREET
                                    SUITE 600
                             PHILADELPHIA, PA 19102
                         215.790.0100 FAX: 215.790.0509




June 20, 2006


Mr. Morgan Youngwood Securities and Exchange Commission Department of Corporation Finance 100 F Street, N.E.
Washington, D.C. 20549

Re:      Frontier Energy Corp. Item 4.01 Form 8-K
         Filed March 13, 2006
         Your file No. 033-05844-NY

Dear Mr. Youngwood:

Attached please find the Registrant's amendment No. 1 to its Item 4.01 Form 8-K filed March 13, 2006.

I will respond to the comments in your comment letter dated March 16, 2006 in the order presented.

1. We have revised the initial paragraph to the disclosure in Item 4.01 to make it clear that the former auditor resigned. 2. Please note that De Joya & Company and De Joya Griffith & Company, LLC are independent entities and the new auditor is not, technically, a successor entity to the former auditor. However, there is some continuity of personnel from the former auditor to the new auditor.

I enclose both an original and a marked copy of the amendment for your review. Please call me if you have any questions.


Very truly yours,


/s/Christopher P. Flannery
Christopher P. Flannery


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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                  FORM 8-K/A 1

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(D) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2006


                           FRONTIER ENERGY CORPORATION
             (Exact name of Registrant as specified in its charter)
                                                         --------------------

               Nevada                       033-05384               87-0443026
  (State or other Jurisdiction of       (Commission      (IRS Employer I.D. No.)
   Incorporation or organization)        File Number)



                               2413 Morocco Avenue
                          North Las Vegas, Nevada 89031
                                 (800) 914-1405
(Address, including zip code, and telephone and facsimile numbers, including area code, of Registrant's executive offices) ---------------------------

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Effective on March 7, 2006, De Joya & Company, the independent registered public accounting firm who was previously engaged as the principal accountant to audit the Company's financial statements, resigned as the Registrant's principal accountant. The Registrant has been notified that De Joya & Company has resigned as a result of its withdrawal as a registered firm with the Public Company Auditing Oversight Board and will no longer be performing public company audits.

De Joya & Company audited the Company's financial statements for the fiscal year ended December 31, 2004 and 2003. This firm's report on these financial statements was modified as to uncertainty that the Company will continue as a going concern; other than this, the accountant's report on the financial statements for the period neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding such change, there were no disagreements with De Joya & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred during the fiscal years ended December 31, 2004 and 2003, and the period preceding such change.

(b) On March 7, 2006, the Company engaged De Joya Griffith & Company, LLC as its independent registered public accounting firm to audit the Company's financial statements. During the fiscal years ended December 31, 2004 and 2003, and the subsequent interim period prior to engaging this firm, neither the Company (nor someone on its behalf) consulted the newly engaged accountant regarding application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.


Item 9.01. Financial Statements and Exhibits.

Exhibit 16.1 Letter from De Joya & Company


                                 SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

                           FRONTIER ENERGY CORPORATION

Dated: June 20, 2006

                                           By:___/s/ Fred Da Silva______________
                                                                  Fred Da Silva
                                                                     President